SUPPLEMENT DATED APRIL 3, 2018
TO

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYLIFE

 ISSUED BY DELAWARE LIFE INSURANCE COMPANY

KEYPORT VARIABLE ACCOUNT I

This supplement contains information about the Columbia Variable Portfolio - Select International Equity Fund (the "Fund") that is available under your Policy.

On May 1, 2018, the Fund will change its name to Columbia Variable Portfolio - Overseas Core Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.